SEMI ANNUAL REPORT

FEBRUARY 29, 2000


TEMPLETON GLOBAL
INCOME FUND, INC.

[Franklin Templeton LOGO]






SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GLOBAL INCOME FUND SEEKS HIGH CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN A PORTFOLIO OF DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This report of Templeton Global Income Fund covers the six months ended February 29, 2000. During this period, many European economies grew significantly, growth in Japan was better than expected, and the U.S. economy continued to expand at a blistering pace. This economic growth increased global inflationary pressures and led to a tighter monetary policy by many central banks. In the U.S., the Federal Reserve Board (the Fed) increased interest rates by 75 basis points, and most European countries also experienced rising interest rates. Believing that most industrial economies might experience further interest rate increases, many investors deserted bond markets of developed countries, and bond prices in these countries, especially the U.S., dropped in value.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 8.



CONTENTS

Shareholder Letter ..............................................        1

Important Notice
to Shareholders .................................................        5

Performance Summary .............................................        6

Financial Highlights &
Statement of Investments ........................................        7

Financial Statements ............................................       12

Notes to Financial
Statements ......................................................       15






[PYRAMID GRAPHIC]


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/29/00


[PIE CHART]

Europe                             35.9%
Latin America                      19.2%
United States                      14.2%
Asia                                9.4%
Canada                              8.9%
Australia &
 New Zealand                        5.4%
Short-Term Investments &
 Other Net Assets                   7.0%




However, many emerging market bond prices rose during the period, largely as a result of increasing commodity prices, which improved export revenues and, thus, the repayment capacity of issuer countries. Despite uncertainty stemming from the implementation of Venezuela's new constitution, the value of Venezuelan debt rose, largely due to the recovery in oil prices. Brazilian bonds rebounded following that nation's currency crisis in January 1999, as a result of official external financial support from the International Monetary Fund and foreign governments, as well as implementation of economic measures designed to stabilize Brazil's fiscal situation.

During the six months under review, the U.S. dollar strengthened against most major currencies, rising 1.56% against the British pound and 9.58% versus the euro. Other dollar-bloc countries' currencies posted mixed results against the U.S. dollar, with the Canadian dollar falling 2.88% and the Australian and New Zealand dollars increasing 3.71% and 5.93%, respectively. Among major emerging market currencies, the Brazilian real and South Korean won strengthened against the U.S. dollar, appreciating 7.95% and 4.18%, while the Mexican peso fell 0.15% versus the U.S. dollar.

Within this environment, Templeton Global Income Fund posted a -3.09% cumulative total return based on market price and a 2.38% cumulative total return based on net asset value for the six months ended February 29, 2000, as shown in the Performance Summary on page 6. The J.P. Morgan U.S.


2




Government Bond Index and the J.P. Morgan Global Government Bond Index posted returns of 1.85% and -2.63%, respectively, for the same period.(1)

During the reporting period, we attempted to maximize the Fund's return by allocating approximately 64% of total net assets to intermediate- and long-term bonds in developed markets, with the remaining assets invested in what we believed were the highest quality and most liquid bonds in emerging markets. In our opinion, this combination offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility. The Fund's allocation to emerging market debt added positively to its performance during the period, as emerging market bonds generally outperformed higher quality industrial market securities.

The Fund's geographic allocation changed slightly during the period. Exposure to European countries decreased, from 37.5% at the beginning of the period to 35.9% at the end, while exposure to the dollar-bloc countries of Australia and New Zealand was down, from 7.6% to 5.4%. The allocation to North America was decreased by 4.6%, and Asian exposure increased 5.5%. At the end of the period, emerging market debt represented 28.6% of the Fund's total net assets, up from 24.5% at the beginning.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Income Fund. Because we anticipate slowing growth in the U.S. economy, our long-term



PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/29/00

---------------------------------------------
Government Bonds                      89.5%
Corporate Bonds                        3.5%
Short-Term Investments
& Other Net Assets                     7.0%


1. Sources for all indices: J.P. Morgan Securities, Inc. The J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. Indexes are measured in U.S. dollars and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               3


outlook for the euro, relative to the U.S. dollar, remains positive. In our opinion, such a slowdown could coincide with Euroland economic recovery, leading to a stronger euro versus the U.S. dollar. On the other hand, our outlook for the Japanese yen is slightly negative. We believe the Japanese economy cannot afford a strong yen over the medium to long term because a strong currency translates into a loss of export competitiveness, which would weaken Japan's export-driven economy. As always, we will monitor global markets closely and manage the Fund's portfolio in an effort to take advantage of potential opportunities as they arise.

It is important to note that special risks are involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We look forward to continuing to serve your investment needs, and we welcome your comments or suggestions.





Portfolio Management Team
Templeton Global Income Fund, Inc.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------




4


IMPORTANT NOTICE TO SHAREHOLDERS
-------------------------------------------------------------------------------
EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of each of the participating countries, however, has retained the authority to set its own tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities.

It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers and issuers in other regions whose securities the Fund may hold, or the impact, if any, on Fund performance. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. The Fund's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations among those currencies and versus the U.S. dollar.

While the implementation of the euro could have a negative effect on the Fund, the Fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.



                                                                               5



SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.




PERFORMANCE

Six-Month Total Return             2.38% (Based on Net Asset Value)
                                   -3.09% (Based on Market Price)
Net Asset Value (NAV)              $7.32 (2/29/00)          $7.50 (8/31/99)
Change in NAV                      -$0.18
Market Price (NYSE)                $6.0625 (2/29/00)        $6.5625 (8/31/99)
Change in Market Price             -$0.50
Distributions (9/1/99 - 2/29/00)   Dividend Income  $0.30

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                       INCEPTION
                                      1-YEAR      5-YEAR     10-YEAR   (3/17/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                       1.63%     38.79%     107.79%     124.18%
  Based on change in
  market price                         -1.37%     38.68%      80.10%      83.92%

Average Annual Total Return(2)
  Based on change in
  net asset value                       1.63%      6.77%       7.59%       6.94%
  Based on change in
  market price                         -1.37%      6.76%       6.06%       5.19%



For updated performance figures, please call Franklin Templeton at 1-800/342-5236. Past performance does not guarantee future results.


6




TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                      SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                      FEBRUARY 29, 2000      --------------------------------------------------------------------
                                        (UNAUDITED)+          1999+          1998           1997            1996           1995
                                      -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
  throughout the period)
Net asset value, beginning of
period..........................             $7.50              $7.67         $8.35           $8.34           $8.00         $7.89
                                      -------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income..........               .29                .61           .60             .60             .63           .64
 Net realized and unrealized
   gains (losses)...............              (.17)              (.17)         (.68)            .01             .31           .11
                                      -------------------------------------------------------------------------------------------
Total from investment
  operations....................               .12                .44          (.08)            .61             .94           .75
                                      -------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income..........              (.30)              (.60)         (.60)           (.60)           (.41)         (.64)
 Net realized gains.............                --               (.01)           --              --              --            --
 Tax return of capital..........                --                 --            --              --            (.19)           --
                                      -------------------------------------------------------------------------------------------
Total distributions.............              (.30)              (.61)         (.60)           (.60)           (.60)         (.64)
                                      -------------------------------------------------------------------------------------------
Net asset value, end of
  period........................             $7.32              $7.50         $7.67           $8.35           $8.34         $8.00
                                      ===========================================================================================
Total Return*
 Based on market value per
   share........................           (3.09)%             11.29%       (7.69)%          17.12%          12.75%         8.80%
 Based on net asset value per
   share........................             2.38%              6.75%        (.46)%           8.53%          13.34%        11.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's).......................          $840,265           $862,788      $891,785      $1,002,756      $1,004,606      $964,013
Ratios to average net assets:
 Expenses.......................              .74%**             .76%          .74%            .75%            .72%          .78%
 Net investment income..........             7.84%**            7.70%         7.26%           7.05%           7.67%         8.19%
Portfolio turnover rate.........            43.09%             66.07%        74.55%         191.83%         112.59%       104.37%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

                       See Notes to Financial Statements.
                                                                               7



TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                               PRINCIPAL
                                                                AMOUNT**                VALUE
-------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 93.0%
ARGENTINA 5.1%
Republic of Argentina:
  8.875%, 5/09/02...........................................  $ 18,460,000           $ 17,703,140
  8.375%, 12/20/03..........................................     5,510,000              5,117,413
  11.00%, 10/09/06..........................................    11,680,000             11,534,000
  11.75%, 4/07/09...........................................     5,750,000              5,826,188
  11.375%, 1/30/17..........................................     3,035,000              2,998,959
                                                                                     ------------
                                                                                       43,179,700
                                                                                     ------------
AUSTRALIA 3.6%
Government of Australia, 10.00%, 10/15/07...................    20,704,000  AUD        15,202,074
Queensland Treasury Corp., 6.50%, 6/14/05...................    25,315,000  AUD        15,300,520
                                                                                     ------------
                                                                                       30,502,594
                                                                                     ------------
BRAZIL 4.2%
Republic of Brazil:
  12.75%, 1/15/00...........................................     4,500,000              4,415,625
  FRN, 7.00%, 4/15/09.......................................    14,690,000             12,091,706
  14.50%, 10/15/09..........................................     6,625,000              7,161,625
  Series L, cvt., FRN, 7.00%, 4/15/12.......................    10,475,000              7,797,328
  10.125%, 5/15/27..........................................     4,550,000              3,678,675
                                                                                     ------------
                                                                                       35,144,959
                                                                                     ------------
CANADA 8.9%
Government of Canada:
  10.50%, 7/01/00...........................................    37,198,000  CAD        26,056,289
  10.50%, 3/01/01...........................................    39,793,000  CAD        28,658,090
  10.00%, 5/01/02...........................................    25,710,000  CAD        19,089,542
  10.25%, 2/01/04...........................................     1,130,000  CAD           885,216
                                                                                     ------------
                                                                                       74,689,137
                                                                                     ------------
DENMARK 1.2%
Kingdom of Denmark, 8.00%, 3/15/06..........................    73,189,000  DKK        10,587,190
                                                                                     ------------
FRANCE 5.0%
Government of France, 8.25%, 2/27/04........................    39,000,000  EUR        41,865,234
                                                                                     ------------
GERMANY 1.7%
Federal Republic of Germany, 8.00%, 7/22/02.................    13,643,824  EUR        14,092,536
                                                                                     ------------
INDIA .1%
+*Essar Steel Ltd., 144A, FRN, 7.635%, 7/20/99..............     1,240,000                855,600
                                                                                     ------------

 8


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT**                VALUE
-------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ITALY 6.6%
Buoni Poliennali del Tesoro, 6.75%, 7/01/07.................     6,231,000  EUR      $  6,420,025
Government of Italy:
  10.50%, 11/01/00..........................................     8,790,081  EUR         8,816,400
  10.50%, 4/01/05...........................................    33,730,000  EUR        39,822,371
                                                                                     ------------
                                                                                       55,058,796
                                                                                     ------------
MEXICO 4.5%
Nacional Financiera SNC:
  10.625%, 11/22/01.........................................     2,500,000              2,631,250
  144A, 9.75%, 3/12/02......................................     1,950,000              2,010,938
United Mexican States:
  9.75%, 4/06/05............................................     7,100,000              7,410,625
  9.875%, 1/15/07...........................................    14,735,000             15,453,331
  11.375%, 9/15/16..........................................     8,355,000              9,932,006
                                                                                     ------------
                                                                                       37,438,150
                                                                                     ------------
NETHERLANDS 3.1%
Cellco Finance NV, 15.00%, 8/01/05..........................     9,375,000             10,383,750
Government of Netherlands, 7.75%, 3/01/05...................    14,853,000  EUR        15,862,705
                                                                                     ------------
                                                                                       26,246,455
                                                                                     ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................    29,503,000  NZD        14,995,439
                                                                                     ------------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27.........................     6,070,000              5,227,788
                                                                                     ------------
SOUTH KOREA 2.7%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................     8,800,000              9,041,120
Republic of Korea, 8.875%, 4/15/08..........................    12,980,000             13,523,538
                                                                                     ------------
                                                                                       22,564,658
                                                                                     ------------
SPAIN 6.8%
Government of Spain:
  12.25%, 3/25/00...........................................    27,994,483  EUR        27,082,436
  10.10%, 2/28/01...........................................    15,028,909  EUR        15,289,497
  10.15%, 1/31/06...........................................    12,536,000  EUR        14,911,913
                                                                                     ------------
                                                                                       57,283,846
                                                                                     ------------
SWEDEN 3.6%
Kingdom of Sweden, 10.25%, 5/05/03..........................   234,800,000  SEK        30,323,816
                                                                                     ------------

                                                                               9


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT**                VALUE
-------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TURKEY 6.6%
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................  $  4,690,000           $  4,631,375
  Reg S, 10.00%, 9/19/07....................................    11,100,000             10,767,000
  12.375%, 6/15/09..........................................    33,895,000             36,267,650
  11.875%, 1/15/30..........................................     3,315,000              3,463,141
                                                                                     ------------
                                                                                       55,129,166
                                                                                     ------------
UNITED KINGDOM 7.9%
United Kingdom:
  8.00%, 12/07/00...........................................    27,645,000  GBP        44,178,757
  8.50%, 7/16/07............................................    12,227,000  GBP        22,245,824
                                                                                     ------------
                                                                                       66,424,581
                                                                                     ------------
UNITED STATES 14.2%
BP America Inc., 10.875%, 8/01/01...........................    10,000,000  CAD         7,311,819
Fannie Mae, 5.25%, 1/15/09..................................    15,844,000             13,768,309
U.S. Treasury Bonds:
  6.375%, 8/15/27...........................................    16,910,000             16,999,843
  5.25%, 11/15/28...........................................    34,950,000             30,122,531
  5.25%, 2/15/29............................................     3,400,000              2,933,564
U.S. Treasury Notes:
  5.875%, 11/15/04..........................................    12,650,000             12,286,313
  7.875%, 11/15/04..........................................    34,449,000             36,106,858
                                                                                     ------------
                                                                                      119,529,237
                                                                                     ------------
VENEZUELA 4.8%
Republic of Venezuela, 9.25%, 9/15/27.......................    47,000,000             31,842,500
Venezuela Front Load Interest Reduction Bond, FRN, 6.875%,
  3/31/07...................................................    10,357,060              8,648,145
                                                                                     ------------
                                                                                       40,490,645
                                                                                     ------------
TOTAL LONG TERM SECURITIES (COST $875,983,409)..............                          781,629,527
                                                                                     ------------
SHORT TERM INVESTMENTS 6.3%
Den Danske Bank, 5.813%, 3/01/00, Time Deposit..............    26,500,000             26,500,000
Deutsche Bank Securities, 5.81%, 3/01/00, Time Deposit......    26,500,000             26,500,000
                                                                                     ------------
TOTAL SHORT TERM INVESTMENTS (COST $53,000,000).............                           53,000,000
                                                                                     ------------
TOTAL INVESTMENTS (COST $928,983,409) 99.3%.................                          834,629,527
OTHER ASSETS, LESS LIABILITIES .7%..........................                            5,635,106
                                                                                     ------------
TOTAL NET ASSETS 100.0%.....................................                         $840,264,633
                                                                                     ============

 10




TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.

                       See Notes to Financial Statements.


                                                                              11



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $928,983,409)....    $834,629,527
 Cash.......................................................             765
 Interest receivable........................................      23,446,087
                                                                ------------
      Total assets..........................................     858,076,379
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      16,470,457
  To affiliates.............................................         425,043
 Distributions to shareholders..............................         456,629
 Accrued expenses...........................................         459,617
                                                                ------------
      Total liabilities.....................................      17,811,746
                                                                ------------
Net assets, at value........................................    $840,264,633
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $   (612,675)
 Net unrealized depreciation................................     (94,961,592)
 Accumulated net realized loss..............................     (52,898,109)
 Capital shares.............................................     988,737,009
                                                                ------------
Net assets, at value........................................    $840,264,633
                                                                ============
Net asset value per share ($840,264,633 / 114,829,000 shares
  outstanding)..............................................           $7.32
                                                                ============

                       See Notes to Financial Statements.
 12



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Interest Income.............................................                      $ 36,535,137
Expenses:
 Management fees (Note 3)...................................      2,179,043
 Administrative fees (Note 3)...............................        562,612
 Transfer agent fees........................................        146,000
 Custodian fees.............................................         84,400
 Reports to shareholders....................................         81,200
 Registration and filing fees...............................         34,000
 Professional fees..........................................         21,600
 Directors' fees and expenses...............................         25,600
 Other......................................................          9,009
                                                                -----------
      Total expenses........................................                         3,143,464
                                                                                  ------------
            Net investment income...........................                        33,391,673
                                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................    (37,157,569)
  Foreign currency transactions.............................        987,240
                                                                -----------
      Net realized loss.....................................                       (36,170,329)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     16,754,767
  Translation of assets and liabilities denominated in
    foreign currencies......................................       (589,009)
                                                                -----------
      Net unrealized appreciation...........................                        16,165,758
                                                                                  ------------
Net realized and unrealized loss............................                       (20,004,571)
                                                                                  ------------
Net increase in net assets resulting from operations........                      $ 13,387,102
                                                                                  ============

                       See Notes to Financial Statements.

                                                                              13



TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 33,391,673           $ 70,250,878
  Net realized loss from investments and foreign currency
    transactions............................................       (36,170,329)           (17,478,719)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        16,165,758             (2,966,762)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....        13,387,102             49,805,397
 Distributions to shareholders from:
  Net investment income.....................................       (34,472,520)           (69,619,275)
  Net realized gains........................................                --               (581,414)
 Capital share transactions (Note 2)........................        (1,438,285)            (8,601,362)
                                                                ---------------------------------------
    Net decrease in net assets..............................       (22,523,703)           (28,996,654)
Net assets:
 Beginning of period........................................       862,788,336            891,784,990
                                                                ---------------------------------------
 End of period..............................................      $840,264,633           $862,788,336
                                                                =======================================
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................      $   (612,675)          $    468,172
                                                                =======================================

                       See Notes to Financial Statements.


 14



TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

                                                                              15


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At February 29, 2000, there were 200,000,000 shares authorized ($0.01 par value). During the period ended February 29, 2000 and the year ended August 31, 1999, 226,400 and 1,277,400 shares were repurchased for $1,438,285 and
$8,601,362, respectively. Total shares repurchased under the repurchase program are 5,624,400 for $40,218,313.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
--------------------------------------
0.55%         First $200 million
0.50%         Over $200 million


The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million


 16


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $935,425,000 was as follows:

Unrealized appreciation.....................................  $   4,789,345
Unrealized depreciation.....................................   (105,584,818)
                                                              -------------
Net unrealized depreciation.................................  $(100,795,473)
                                                              =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $7,000,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $352,340,319 and $391,091,931, respectively.

                                                                              17



TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2000, to approve the amendment of the Fund's fundamental investment restriction regarding diversification of its investments; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Andrew H. Hines, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000 and approved the amendment of the Fund's fundamental investment restriction regarding diversification of its investments. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                       % OF           % OF                         % OF
                                                                    OUTSTANDING      VOTED                      OUTSTANDING
               TERM EXPIRING 2003:                     FOR            SHARES         SHARES      WITHHELD         SHARES
---------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton..................................  65,376,294        56.93%         96.51%      2,367,003         2.06%
Nicholas F. Brady.................................  65,410,152        56.96%         96.56%      2,333,145         2.03%
S. Joseph Fortunato...............................  65,310,107        56.88%         96.41%      2,433,190         2.12%
Andrew H. Hines, Jr...............................  65,175,031        56.76%         96.21%      2,568,266         2.24%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

               % OF        % OF                 % OF                      % OF                      % OF
            OUTSTANDING   VOTED              OUTSTANDING               OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES   AGAINST     SHARES       ABSTAIN      SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------------------
65,790,687     57.29%     97.12%   614,719      0.53%      1,337,891      1.17%         --           --

3. The amendment of the Fund's fundamental investment restriction regarding diversification of its investments:

               % OF        % OF                   % OF                      % OF                      % OF
            OUTSTANDING   VOTED                OUTSTANDING               OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES    AGAINST      SHARES       ABSTAIN      SHARES      NON-VOTES     SHARES
--------------------------------------------------------------------------------------------------------------
54,790,521     47.71%     80.88%   2,269,326      1.98%      2,077,403      1.80%      8,606,047      7.50%

4. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

               % OF        % OF                   % OF                      % OF                      % OF
            OUTSTANDING   VOTED                OUTSTANDING               OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES    AGAINST      SHARES       ABSTAIN      SHARES      NON-VOTES     SHARES
--------------------------------------------------------------------------------------------------------------
60,806,426     52.95%     89.76%   4,461,932      3.88%      2,474,939      2.16%         --           --

*Frank J. Crothers, John Wm. Galbraith, Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


 18



TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              19


TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


 20



SEMIANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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